RTX SECURITIES
Investment Bankers




December 9, 2002



PERSONAL & CONFIDENTIAL
-----------------------

Steven Solomon
President and CEO
Citadel Security Software, Inc.
8750 North Central Expressway
Dallas, TX 75231

Dear Steve:

RTX Securities Corporation ("RTX") is pleased to act as financial advisor to Citadel Security Software, Inc. (the "Company"). We will provide investment banking services to representing the Company in its efforts to obtain financing in the form of a private investment in public equity (a "PIPE Transaction") (a "Capital Raising Transaction"). The purpose of this letter is to memorialize the terms of our engagement by the Company.

     1.   Services.  In  connection  with  this engagement, RTX will perform the
          --------
following services:

     a.   Capital  Raising.  RTX  will assist the Company in its capital raising
          ----------------
     efforts. RTX will introduce the Company to potential investors who may have an interest in financing the Company and will advise the Company with respect to the proposed structure, terms and conditions of the financing. RTX will clear any potential Investors with the Company. RTX will prepare the Company for investor visits, management presentations, responses to requests for data and other activities. RTX will assist the Company in managing the process of negotiating and closing the financing, including the review of proposals from potential financing sources, the formulation and presentation of counteroffers, the transaction documentation and other closing activities. The Company is free, at its sole discretion, to accept or reject the terms of any proposed financing.

     2.   Information  Provided  to  RTX. In connection with our engagement, the
          ------------------------------
Company has agreed to furnish to RTX, on a timely basis, all relevant information needed by RTX to perform under the terms of this agreement. During our engagement, it may be necessary for us: to interview the management of, the auditors for, and the consultants and advisors to, the Company; to rely (without independent verification) upon data furnished to us by them; and to review any financial and other reports relating to the business and financial condition of the Company as we may determine to


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   100 Pine Street, Suite 500, San Francisco, CA 94111      tel: (415) 273-3850
                                                            fax: (415) 274-5669

Citadel Security Software, Inc.
December 9, 2002
Page 2

be relevant under the circumstances. In this connection, the Company will make available to us such information as we may request, including information with respect to the assets, liabilities, earnings, earning power, financial condition, historical performance, future prospects and financial projections and the assumptions used in the development of such projections of the Company. We agree that all nonpublic information obtained by us in connection with our engagement will be held by us in strict confidence and will be used by us solely for the purpose of performing our obligations relating to our engagement.

     We do not assume any responsibility for, or with respect to, the accuracy, completeness or fairness of the information and data supplied to us by the Company or its representatives. In addition, the Company acknowledges that we will assume, without independent verification, that all information supplied to us with respect to the Company will be true, correct and complete in all material respects and will not contain any untrue statements of material fact or omit to state a material fact necessary to make the information supplied to us not misleading. If at any time during the course of our engagement the Company becomes aware of any material change in any of the information previously furnished to us, it will promptly advise us of the change.

     3.   Term  of  Engagement.  Our  representation  on an exclusive basis will
          --------------------
continue for a period of six months from the date this letter agreement is executed with RTX; however either party may terminate the relationship at any time upon thirty days written notice to the other party. Notwithstanding the foregoing, in the event of termination or expiration of this agreement, RTX's expenses incurred will be payable in full and your obligation under paragraph 4 to pay any applicable Financing Completion Fee will continue for the three month period commencing with such termination or expiration, but no Financing Completion Fee will be payable unless the investor (i) was referred to you directly or indirectly by us or (ii) engaged in discussions regarding the Capital Raising Transaction with the Company or RTX during the period that RTX acted as the Company's exclusive financial advisor under this agreement.

     4.   Fees  and  Expenses.  The  Company  also  agrees  to  reimburse  our
          -------------------
reasonable out-of-pocket expenses (including, but not limited to, messenger, overnight courier, printing, travel and counsel fees) on a monthly basis. Out-of-pocket expenses shall not exceed $30,000 for the term of the engagement; provided that if RTX is required to incur any significant additional out-of-pocket expenses in connection to the provisions of Appendix A in our Advisory Agreement dated November 11, 2002, in connection with any dispute or controversy arising in connection with the Capital Raising Transaction, such additional out-of-pocket expenses shall be promptly reimbursed to RTX by the Company.


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   100 Pine Street, Suite 500, San Francisco, CA 94111      tel: (415) 273-3850
                                                            fax: (415) 274-5669

Citadel Security Software, Inc.
December 9, 2002
Page 3

Additional  performance-based  compensation for our services will be as follows:

     a.   Capital  Raising.
          ----------------

          (i) Financing Completion Fee. At the time the transaction closes, RTX will be paid a cash Financing Completion Fee equal to the greater of 7.5% of the total amount of capital raised from investors introduced to the Company by RTX or from other investors during the time period while RTX is acting as the Company's financial advisor under this agreement (the "Investors").

          (ii) Warrants. RTX will receive warrants to purchase common stock in an amount equal to 7.5% of the amount purchased by the Investors in the transaction and that the Investors obtain a right to acquire through purchase, conversion, or exercise of convertible securities, warrants or options. The warrants will be exercisable at the higher of the price per share at which the investor can acquire the common stock or the closing price of the Company's common stock as reported by the appropriate exchange on the date the transaction closes, adjusted for conversion, stock splits or other dilutive events. The warrants will also include piggyback registration rights, a net exercise provision, and will have a term of five years from the transaction closing date.


     5.   Indemnity  and  Contribution.  The parties have agreed to the terms of
          ----------------------------
RTX's standard indemnification agreement in Appendix A of the Advisory Agreement dated November 11, 2002. The provisions of this paragraph 5 shall survive any termination of this Agreement.

     6.   Other  RTX  Activities.  RTX is a full service securities firm engaged
          ----------------------
in securities trading and brokerage activities as well as investment banking and financial advisory services. In the ordinary course of our trading and brokerage activities, RTX or its affiliates may hold positions, for its own account or the accounts of customers, in equity, debt or other securities of the Company or any other company that may be involved in a Sale Transaction or Acquisition Transaction.

     7.   Compliance  with  Applicable  Law. In connection with this engagement,
          ---------------------------------
the Company and RTX will comply with all applicable federal, state and foreign securities laws and other applicable laws.

     8.   Independent Contractor. RTX is and at all times during the term hereof
          ----------------------
will remain an independent contractor, and nothing contained in this letter agreement will create the relationship of employer and employee or principal and agent as between the Company and RTX or any of its employees. Without limiting the generality of the


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   100 Pine Street, Suite 500, San Francisco, CA 94111      tel: (415) 273-3850
                                                            fax: (415) 274-5669

Citadel Security Software, Inc.
December 9, 2002
Page 4

foregoing, all final decisions with respect to matters about which RTX has provided services hereunder shall be solely those of the Company, and RTX shall have no liability relating thereto or arising therefrom. RTX shall have no authority to bind or act for the Company in any respect. It is understood that RTX responsibility to the Company is solely contractual in nature and that RTX does not owe the Company, or any other party, any fiduciary duty as a result of its engagement.

     9.   Best  Efforts  Engagement  for  Capital  Raising.  It  is  expressly
          ------------------------------------------------
understood and acknowledged that RTX's engagement for Capital Raising does not constitute any commitment, express or implied, on the part of RTX or of any of its affiliates to purchase or place the Company's securities or to provide any type of financing and that any Capital Raising engagement will be conducted by RTX on a "best efforts" basis. It is further understood that RTX's services hereunder shall be subject to, among other things, satisfactory completion of due diligence by RTX, market conditions, the absence of adverse changes to the Company's business or financial condition, approval of RTX's internal commitment committee and any other conditions that RTX may deem appropriate for placements of such nature.

     10.  Successors  and  Assigns.  This  letter  agreement  and  all
          ------------------------
obligations and benefits of the parties hereto shall bind and shall inure to their benefit and that of their respective successors and assigns. The indemnity and contribution provisions incorporated into this letter agreement are for the express benefit of the officers, directors, employees, consultants, agents and controlling persons of RTX and their respective successors and assigns.

     11.  Announcements.  The  Company  grants  to  RTX  the  right  to  place
          -------------
customary announcement(s) of this engagement in certain newspapers and to mail announcement(s) to persons and firms selected by RTX, and all costs of such announcement(s) will be borne by RTX.

     12.  Arbitration.  Any  dispute  between  the  parties  concerning  the
          -----------
interpretation, validity or performance of this letter agreement or any of its terms and provisions shall be submitted to binding arbitration in San Francisco County, California if the dispute is brought by the Company, and in Dallas County, Texas if brought by RTX, before the American Arbitration Association, and the prevailing party in such arbitration shall have the right to have any award made by the arbitrators confirmed by a court of competent jurisdiction.

     13.  General  Provisions. No purported waiver or modification of any of the
          -------------------
terms of this letter agreement will be valid unless made in writing and signed by the parties hereto. Section headings used in this letter agreement are for convenience only, are not a part of this letter agreement and will not be used in construing any of the terms hereof. This letter agreement constitutes and embodies the entire understanding and agreement of the parties hereto relating to the subject matter hereof, and there are no other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof. No representation, promise, inducement or


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   100 Pine Street, Suite 500, San Francisco, CA 94111      tel: (415) 273-3850
                                                            fax: (415) 274-5669

Citadel Security Software, Inc.
December 9, 2002
Page 5

statement of intention has been made by either of the parties hereto which is to be embodied in this letter agreement, and none of the parties hereto shall be bound by or liable for any alleged representation, promise, inducement or statement of intention, not so set forth herein. No provision of this letter agreement shall be construed in favor of or against either of the parties hereto by reason of the extent to which either of the parties or its counsel participated in the drafting hereof. If any provision of this letter agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions hereof shall in no way be affected and shall remain in full force and effect. In case of any litigation or arbitration between the parties hereto, the prevailing party shall be entitled to its reasonable legal fees. This letter agreement is made and entered in the State of California, and the laws of that state relating to contracts made in, and to be performed entirely in, the State shall govern the validity and the interpretation hereof. This letter agreement may be executed in any number of counterparts and by facsimile signature.



     If the foregoing correctly sets forth your understanding of our agreement, please sign the enclosed copy of this letter and return it to RTX, whereupon it shall constitute a binding agreement between us.

                                Very truly yours,

                                RTX SECURITIES CORPORATION



                                By:  /s/ Greg Curhan
                                     ------------------------------------
                                     Greg Curhan
                                     President

     The undersigned hereby accepts, agrees to and becomes party to the foregoing letter agreement, effective as of the date first written above.

CITADEL SECURITY SOFTWARE, INC.



By:  /s/ Steven Solomon
     ---------------------------------
     Steven Solomon
     President and CEO


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   100 Pine Street, Suite 500, San Francisco, CA 94111      tel: (415) 273-3850
                                                            fax: (415) 274-5669